SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6th, 2005

Amersin Life Sciences Corporation.
(Exact name of registrant as specified in its charter)

Nevada	0-25553	88-0419476
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

410 Park Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (604) 881-2899

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item8.01	Other Events

On April 6th, 2005 the company announced that its Chinese subsidiary, Hubei Tongji Benda Ebei Pharmaceutical Company has been awarded a 30 million RMB sales contract (approx. 3.6 million USD) to supply a range of homeostatic, antiviral and other pharmaceuticals in injectable form to Hubei Jiuzhoutong Pharmaceutical Ltd. This is expected to have a significantly favorable impact on operating results for the 2005 fiscal year.

A copy of the news release announcing the contract is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amersin Life Sciences Corporation. (Registrant)

Date: April 6th, 2005	By:	/s/ H. Y. (Reid) Li
H. Y. (Reid) Li
President and Chief Executive Officer

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